                                                                    Exhibit 99.2


                               Hexcel Corporation
                  Net Sales by Product Group and Market Segment
          For the Quarters and Six Months Ended June 30, 2005 and 2004,
                      and the Quarter Ended March 31, 2005

================================================================================================
                               -----------------------------------------------------------------
                               Commercial                  Space &
(In millions)                   Aerospace   Industrial     Defense    Electronics          Total
------------------------------------------------------------------------------------------------

Second Quarter 2005
Reinforcements                 $      18.5  $      43.3    $       -  $      15.4     $    77.2
Composites                           108.2         54.9         50.4            -         213.5
Structures                            17.2            -          3.4            -          20.6
------------------------------------------------------------------------------------------------
Total                          $     143.9  $      98.2    $    53.8  $      15.4     $   311.3
                                        46%          32%          17%           5%          100%
------------------------------------------------------------------------------------------------

First Quarter 2005
Reinforcements                 $      17.3  $      42.8    $       -  $      16.8     $    76.9
Composites                            98.3         50.6         46.8            -         195.7
Structures                            15.6            -          2.4            -          18.0
------------------------------------------------------------------------------------------------
Total                          $     131.2  $      93.4    $    49.2  $      16.8     $   290.6
                                        45%          32%          17%           6%          100%
------------------------------------------------------------------------------------------------

Second Quarter 2004
Reinforcements                 $      15.9  $      53.5    $       -  $      15.5     $    84.9
Composites                            83.6         39.1         47.0            -         169.7
Structures                            15.1            -          2.5            -          17.6
------------------------------------------------------------------------------------------------
Total                          $     114.6  $      92.6    $    49.5  $      15.5     $   272.2
                                        42%          35%          18%           6%          100%
------------------------------------------------------------------------------------------------

Six Months Ended June 30, 2005
Reinforcements                 $      35.8  $      86.1    $       -  $      32.2     $   154.1
Composites                           206.5        105.5         97.2            -         409.2
Structures                            32.8            -          5.8            -          38.6
------------------------------------------------------------------------------------------------
Total                          $     275.1  $     191.6    $   103.0  $      32.2     $   601.9
                                        46%          32%          17%           5%          100%
------------------------------------------------------------------------------------------------

Six Months Ended June 30, 2004
Reinforcements                 $      30.8  $      96.9           $-        $31.3        $159.0
Composites                           164.1         80.6         96.1            -         340.8
Structures                            30.2            -          5.0            -          35.2
------------------------------------------------------------------------------------------------
Total                          $     225.1  $     177.5       $101.1        $31.3        $535.0
                                        42%          33%          19%           6%          100%
------------------------------------------------------------------------------------------------
